UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-24343	65-0750100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (305) 375-8005

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A further amends and supplements the registrant’s Form 8-K filed on December 1, 2005, as amended on February 13, 2006, to include additional historical financial statements required by Item 9.01 that had not been available at the time of the February 13, 2006 amendment. This Form 8-K/A includes the financial statements of the acquired business as of and for the fiscal years ended December 31, 2003 and 2002 and the related reconciliation to US GAAP for 2003. The financial statements of the acquired business as of and for the year ended December 31, 2004 and the nine months ended September 30, 2005 and 2004, the related reconciliations to US GAAP, and the required pro forma financial information were included in the February 13, 2006 amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Financial Statements of REL Consultancy Group Ltd as of and for the year ended December 31, 2003

Report of the Registered Public Accounting Firm

Consolidated Profit and Loss Account for the year ended December 31, 2003

Consolidated Statement of Total Recognised Gains and Losses for the year ended December 31, 2003

Consolidated Balance Sheet as of December 31, 2003

Company Balance Sheet as of December 31, 2003

Consolidated Cash Flows Statement for the year ended December 31, 2003

Notes to the Financial Statements for the year ended December 31, 2003

Financial Statements of REL Consultancy Group Ltd as of and for the year ended December 31, 2002

Company Information

Chairman’s Statement

Report of the Directors

Report of the Auditors

Consolidated Profit and Loss Account for the year ended December 31, 2002

Consolidated Balance Sheet as of December 31, 2002

Company Balance Sheet as of December 31, 2002

Consolidated Cash Flow Statement for the year ended December 31, 2002

Notes to the Financial Statements for the year ended December 31, 2002

(b) Exhibits

23.1 Consent of Grant Thornton UK LLP

23.2 Consent of Citroen Wells

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC. (Registrant)

Date: May 19, 2006	By:	/s/ Grant M. Fitzwilliam
Grant M. Fitzwilliam
Executive Vice President,
Finance and Chief Financial Officer

REL CONSULTANCY GROUP LTD

Report of the Registered Public Accounting Firm

We have audited the consolidated and company balance sheets of REL Consultancy Group Ltd (the Company) as at 31 December 2003 and the consolidated profit and loss account and consolidated cash flow statement for the year ended 31 December 2003 and notes 1 to 27. These consolidated financial statements are the responsibility of REL Consultancy Group Ltd’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United Kingdom and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of REL Consultancy Group Ltd as of 31 December 2003 and results of its operations and its cash flows for the year ended 31 December 2003 in conformity with generally accepted accounting principles in the United Kingdom as applicable to financial years ending on 31 December 2003. Accounting Standards issued subsequently have not been applied retrospectively. We are not expressing an opinion in respect of any other financial period.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 26 to the financial statements.

GRANT THORNTON UK LLP

Chartered Accountants

Registered Auditors

Grant Thornton House

Melton Street

London NW1 2EP

United Kingdom

19 May 2006

REL CONSULTANCY GROUP LTD

Consolidated Profit and Loss Account For The Year Ended 31 December 2003

		2003
	Note	£000
Turnover	2	19,140
Operating costs		(18,105)

Operating profit	3	1,035
Exceptional items	6	(265)

Profit on ordinary activities before interest		770
Interest receivable and similar income		3
Interest payable and similar charges	7	(79)

Profit on ordinary activities before taxation		694
Tax on profit on ordinary activities	8	(203)

Profit on ordinary activities after taxation		491
Dividends paid and proposed		(455)

Retained profit for the year	19	36

Consolidated Statement of Total Recognised Gains and Losses

2003
£000
Profit for the financial year	491
Exchange differences on consolidation	(123)

Total recognised gains and losses relating to the year	368

Continuing Operations

The results above are attributable to continuing operations only.

Historical Cost

There is no material difference between profit on the historical cost basis and that disclosed in the profit and loss account.

The notes on pages 5 to 19 form part of these financial statements.

1

REL CONSULTANCY GROUP LTD

Consolidated Balance Sheet As At 31 December 2003

		2003
	Note	£000
Fixed assets
Intangible assets	9	—
Tangible assets	10	619
Investments	12	3,516

		4,135

Current assets
Debtors	13	5,146
Cash at bank and in hand		2,849

		7,995
Creditors: amounts falling due within one year	14	(4,450)

Net current assets		3,545

Total assets less current liabilities		7,680
Creditors: amounts falling due after more than one year	15	(2,881)

		4,799

Capital and reserves
Called up share capital	17	997
Share premium account	18	139
Profit and loss account	19	3,663

Shareholders’ funds	20	4,799
Minority interest		—

		4,799

The notes on pages 5 to 19 form part of these financial statements.

2

REL CONSULTANCY GROUP LTD

Company Balance Sheet As At 31 December 2003

		2003
	Note	£000
Fixed assets
Tangible assets	10	—
Investment in subsidiary companies	11	1,143
Investments	12	3,516

		4,659

Current assets
Debtors	13	2,650
Cash at bank and in hand		2,144

		4,794
Creditors: amounts falling due within one year	14	(3,379)

Net current assets		1,415

Total assets less current liabilities		6,074
Creditors: amounts falling due after more than one year	15	(4,505)

		1,569

Capital and reserves
Called up share capital	17	997
Share premium account	18	139
Profit and loss account	19	433

Shareholders’ funds	20	1,569

The notes on pages 5 to 19 form part of these financial statements.

3

REL CONSULTANCY GROUP LTD

Consolidated Cash Flows Statement For The Year Ended 31 December 2003

		2003
	Note	£000
Cash flow from operating activities
Net cash outflow from operating activities	23	(515)

Returns on investment and servicing of finance
Interest received		3
Interest paid		(79)

Net cash outflow from returns on investments and servicing of finance		(76)

Taxation
UK corporation tax received		—
Overseas tax received		144

Tax received		144

Capital expenditure and financial investment
Purchase of tangible fixed assets		(484)
Purchase of investments		(34)
Proceeds on sale of fixed assets		8
Acquisition of minority interest		(4)

Net cash outflow from investing activities		(514)

Net cash outflow before financing		(961)

Equity dividend paid		(456)

Financing
Issue of ordinary share capital		14
Capital element of finance lease rental payments		188
Loans repaid		(425)

		(223)

Decrease in cash	24	(1,640)

The notes on pages 5 to 19 form part of these financial statements.

4

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003

1. PRINCIPAL ACCOUNTING POLICIES

The following accounting policies have been applied in dealing with items which are considered material in relation to the accounts.

(a) Basis of accounting

The accounts have been prepared under the historical cost accounting rules and in accordance with applicable accounting standards extant and as applicable to financial years ending on 31 December 2003. Accounting standards issued subsequently have not been applied retrospectively in preparing these financial statements.

(b) Basis of consolidation

The group financial statements consolidate the financial statements of the company and its principal subsidiary undertakings for the year ended 31 December 2003.

As permitted by Section 230 of the Companies Act 1985, a separate profit and loss account has not been presented for the company. The consolidated profit for the year includes a profit of £431,000 which is dealt with in the financial statements of the company.

(c) Revenue recognition

Revenues on consulting contracts are recognised as the services are performed and amounts are earned, after adjusting for all foreseeable future losses but excluding sales taxes. Revenues are considered to be earned once evidence is available of an agreement, services are delivered, fees are fixed or determinable, and collectibility is reasonably assured. Client prepayments (even if non refundable) are deferred, i.e. classified as a liability, and recognised over future periods as services are delivered or performed.

Contracts, including incentives related to costs incurred, benefits produced or adherence to schedule may increase the variability in revenues and margins earned. Revenues relating to such incentive payments are recorded in the period in which the contingency is satisfied and acceptance, where applicable, and delivery of agreed benefits have occurred.

Revenue in respect of software product licences with no significant service revenue is recognised 100% on delivery and acceptance. Maintenance revenues are recognised rateably over the term of the maintenance agreement. Consulting and training revenues relating to the implementation of software are recognised as the services are performed on a time and materials basis or, where fixed price agreements are in place, revenue is recognised using the percentage of completion basis.

(d) Software development costs

Internally generated software development costs associated with new products and significant enhancements to existing software products are expensed as incurred until technological feasibility has been established. Annual amortisation of capitalised software costs is the greater of (i) the ratio that current gross revenue for a software product bears to the total of current and anticipated future revenues for that software product or (ii) the straight line method over the remaining useful economic life of the software product.

(e) Tangible fixed assets and depreciation

Fixed assets are stated at cost. Depreciation is provided at rates calculated to write off the cost of each asset on a straight line basis over its expected useful life at the following rates:

Short leasehold property	- over the lease term
Fixtures and equipment	- 15%-33 1/3% p.a
Motor vehicles	- 25% p.a

5

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

1. PRINCIPAL ACCOUNTING POLICIES (cont’d)

(f) Pension costs

The group makes contributions to defined contribution schemes on behalf of employees and directors. Pension costs are charged to the profit and loss account in accordance with SSAP 24.

(g) Leasing

Assets held under finance leases are included under fixed assets at the fair value of the assets. The assets are depreciated over the shorter of the lease term and their useful lives. Obligations under such agreements are included in creditors net of finance charges allocated to future periods. The finance element of the rental payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Rentals payable under operating leases are charged to the profit and loss account on a straight line basis over the lease term.

(h) Deferred taxation

Deferred tax is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

(i) Foreign exchange

Transactions denominated in foreign currencies are translated into sterling and recorded at the rate of exchange, which approximates to that ruling at the date of the transaction. Balances denominated in foreign currencies are translated at the exchange rates ruling at the balance sheet date. The results of overseas subsidiaries are translated at the average rates of exchange for the year. The balance sheets of overseas subsidiaries are translated at the exchange rate ruling on the balance sheet date. All exchange differences are taken to the profit and loss account with the exception of exchange differences arising from the retranslation of opening net assets together with the difference between the profit and loss account translated at the average rates and the closing rates, which are recorded as movements on reserves.

(j) Intangible assets

These are shown at cost and amortised through the profit and loss account in equal instalments over their estimated useful lives.

2. TURNOVER

Turnover represents the invoiced amount of services provided during the year net of value added tax and is geographically analysed as follows:

2003
£000
United Kingdom	4,474
Rest of Europe	7,483
America	5,511
Far East	1,672

19,140

6

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

3. OPERATING PROFIT

Operating profit is stated after charging:
2003
£000
Amortisation of intangible fixed assets	1
Depreciation of tangible fixed assets	264
Auditors’ remuneration:
Audit	85
Other services	27
Rentals payable under operating leases:
Land and buildings	648
Other	253

4. EMPLOYEES
2003
Number
Number of employees
The average no. of employees, including directors, was:	144

£000
Employment costs
Wages & salaries	8,817
Termination compensation	265
Social security costs	770
Pension scheme contributions	403

10,255

5. DIRECTORS’ REMUNERATION
2003
£000
Emoluments	790
Pension scheme contributions	43
Compensation for loss of office	129

962

The number of directors on behalf of whom contributions were made to money purchase pension schemes was:	5

2003
£000
Details of highest paid director:
Emoluments	233
Pension scheme contributions	15

248

7

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

6. EXCEPTIONAL ITEMS

2003
£000
Redundancy costs	265

7(a). INTEREST RECEIVABLE & SIMILAR INCOME

2003
£000
Bank interest	3

7(b). INTEREST PAYABLE & SIMILAR CHARGES

2003
£000
On bank overdrafts	22
Payment of loan interest on behalf of RELEBT	57

79

8. TAXATION

The taxation charge comprises:	2003
£000
Domestic current year tax
UK corporation tax at 30% (2002: 30%)	138
Adjustments for prior years	2

140
Foreign corporation tax
Foreign corporation tax charge current year	82
Adjustments for prior years	47

Current tax charge	269

Deferred taxation
Deferred tax charge current year (Note 16)	(66)

203

8

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

8. TAXATION (cont’d)

2003
£000
Factors affecting the tax charge for the year
Profit on ordinary activities before tax	694

Profit on ordinary activities before tax multiplied by average rate of tax at 30.00%	208

Effects of:
Tax losses utilised	(196)
Non-deductible expenses	53
Depreciation	46
Capital allowances	(32)
Other short term timing differences	81
Unutilised tax losses in subsidiaries	17
Other tax adjustments	43
Adjustments for prior years	49

Total current tax	269

The rate of tax represents a weighted average of the rates paid by the Group’s UK and overseas operations.

9. INTANGIBLE FIXED ASSETS

Rights and Licences
£000
Group
Balance at 1 January 2003	1
Amounts written off	(1)

Balance at 31 December 2003	—

9

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

10. TANGIBLE FIXED ASSETS

	Short leasehold	Fixtures and equipment	Total
	£000	£000	£000
GROUP
Cost
1 January 2003	277	2,314	2,591
Additions	207	277	484
Disposals	(277)	(1,784)	(2,061)
Exchange differences	—	(27)	(27)

31 December 2003	207	780	987

Depreciation
1 January 2003	243	1,918	2,161
Charge for year	58	206	264
Disposals	(277)	(1,776)	(2,053)
Exchange differences	—	(4)	(4)

31 December 2003	24	344	368

Net book value
31 December 2003	183	436	619

Included above are assets held under finance leases or hire purchase contracts as follows:

			Fixtures and equipment
			£000
Net book values
At 31 December 2003			186

Depreciation charge for the year
31 December 2003			10

	Short leasehold	Fixtures and equipment	Total
	£000	£000	£000
COMPANY
Cost
1 January 2003	277	1,277	1,554
Transfer to subsidiary undertakings	(277)	(1,277)	(1,554)

31 December 2003	—	—	—

Depreciation
1 January 2003	243	1,229	1,472
Transfer to subsidiary undertakings	(243)	(1,229)	(1,472)

31 December 2003	—	—	—

Net book value
31 December 2003	—	—	—

10

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

11. INVESTMENTS IN SUBSIDIARY UNDERTAKINGS

2003
£000
Cost
At 1 January and 31 December 2003	1,260

Provisions
At 1 January	56
Amounts provided for	61

At 31 December 2003	117

Net Book value
At 31 December 2003	1,143

100% of the following subsidiary undertakings’ ordinary shares are owned by the Company. These subsidiary undertakings are engaged in the provision of management consultancy services.

Subsidiary undertakings	Country of incorporation
Resource Evaluation Inc.	USA
REL de Mexico, SA de Cv (dormant)	Mexico
REL Consultores Internacionais S/C Ltda (dormant)	Brazil
REL Consultancy Group (UK) Limited	England and Wales
Resource Evaluation Limited	England and Wales
Resource Evaluation S.A.	France
REL Consultancy Group S.L.	Spain
REL Consultancy South Africa (Proprietary) Limited (dormant)	South Africa
REL Consultancy Group GmbH	Germany
REL Consultancy PTE Limited	Singapore

11

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

12. INVESTMENTS

Total unlisted
Own Shares
£000
Balance as at 1 January 2003	3,484
Purchased from staff	52
Shares issued to staff	(20)

Balance as at 31 December 2003	3,516

The balance represents the remaining holding of 2,208,402 New Preference “A” shares together with 1,222,065 New Ordinary “B” shares held by the RELEBT as at 31 December 2003 following the recovery of 9,000 and 137,300 of “A” shares and “B” shares respectively, on the departure of employee shareholders during the year.

The RELEBT has waived the rights to the Preference Dividend on its holding of the “A” shares .

13. DEBTORS

	Group 2003	Company 2003
Amounts due within one year

	£000	£000
Trade debtors	4,586	—
Amounts owed by group undertakings	—	2,473
Taxation recoverable	118	92
Other debtors	101	1
Prepayments and accrued income	303	84

	5,108	2,650
Deferred taxation (Note 16)	38	—

	5,146	2,650

12

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

14. CREDITORS: amounts falling due within one year

	Group 2003	Company 2003

	£000	£000
Bank loan and overdraft	1,101	1,018
Trade creditors	238	18
Amounts due to group undertakings	—	806
Obligations under finance leases and hire purchase contracts	44	—
Corporation tax	62	—
Other taxation and social security	737	23
Accruals and deferred income	2,268	1,514

	4,450	3,379

The obligations under finance lease and hire purchase contracts are secured against the assets to which they relate.

The Group’s bank loan and overdraft is secured by a fixed and floating charge over all its current and future assets.

15. CREDITORS: amounts falling due after more than one year

	Group 2003	Company 2003

	£000	£000
Bank loan	2,550	2,550
Obligations under finance lease & hire purchase contracts	144	—
Accruals and deferred income	187	—
Intercompany loan	—	1,955

	2,881	4,505

The bank loan carries interest at 2% over National Westminster Bank PLC’s base rate, and is repayable in quarterly instalments of £106,250 together with a final payment of £2.125 million in November 2005.

The corporation tax creditor includes £24,215 that was provided by management in contemplation of the settlement of future corporation tax claims as estimated at the time of preparing the 31 December 2003 financial statements for UK statutory reporting purposes. On 22 July 2005, these corporation tax liabilities were settled with the relevant UK tax authorities for payments of £77,100 and £15,595 made on 30 September 2004 and 22 July 2005, respectively. In preparation of this financial information for inclusion in the Form 8-K/A of Answerthink, Inc., the corporation tax claim liability has not been adjusted from management’s best estimate of the likely liability as determined at the time of the preparation of the UK statutory accounts for the year ended 31 December 2003.

13

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

16. DEFERRED TAXATION

2003
£000
Group
Balance at 1 January	(40)
Credit to profit and loss account (Note 8)	66
Exchange movements	12

Balance at 31 December 2003	38

Comprising:
Debtors (Note 13)	38

The deferred tax balance represents:
2003
£000
Accelerated capital allowances	(43)
Other short term timing differences	81

38

2003
£000
Company
Balance at 1 January	26
Charge to profit and loss account	(26)

Balance at 31 December	—

2003
£000
The deferred tax balance comprises:
Accelerated capital allowances	—

—

14

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

17. SHARE CAPITAL

2003
£000
Authorised

10,000,000 New Preference “A” Shares of £0.10 each	1,000
15,000,000 New Ordinary “B” Shares of £0.01 each	150
100,000,000 New Ordinary “C” Shares of £0.01 each	1,000

2,150

Allotted and fully paid

8,959,950 New Preference “A” Shares of £0.10 each	896
10,119,907 (2002: 10,063,360) New Ordinary “B” Shares of £0.01 each	101

997

The preference ‘A’ shares of 10p each entitle the holder to receive, out of distributable profits, a fixed cumulative preference dividend at the rate of 6.75p each year and the right to a return of £1.33 per share on winding up. In addition, each preference ‘A’ share will be entitled to a very small participation in the distributable reserves if these exceed £100m.

Preference ‘A’ shareholders have the option to convert their ‘A’ shares into ‘B’ shares on 31 December in any year between 31 December 2002 and 2010 at the rate of 5 ordinary ‘B’ shares for every existing ordinary ‘A’ share. Following any Conversion Date, if more than 75% of the issued ‘A’ shares have been converted, the Company is entitled to give notice that the remaining ‘A’ shares be converted into ‘B’ shares.

The preference ‘A’ shares and the ordinary ‘B’ shares are each entitled to one vote per share. The ordinary ‘C’ shares carry no voting rights.

During the year, 56,547 New Ordinary “B” shares of £0.01 each were allotted and fully paid at 24p each for cash consideration.

18. SHARE PREMIUM ACCOUNT

2003
£000
Group and Company
At 1 January	126
Premium on shares allotted	13

At 31 December	139

15

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

19. PROFIT AND LOSS ACCOUNT

	Group 2003	Company 2003
	£000	£000
Retained profit brought forward	3,750	2
Exchange translation movements	(123)	—
Profit for the year	36	431

Retained profit carried forward	3,663	433

20. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	Group 2003	Company 2003
	£000	£000
Profit for the financial year	491	886
Dividends	(455)	(455)

Net increase in shareholders’ funds	36	431
Currency translation differences arising on consolidation	(123)	—
New shares issued (including premium)	13	13

Net addition/(depletion) to shareholders’ funds	(74)	444
Opening shareholders’ funds	4,873	1,125

Closing shareholders’ funds	4,799	1,569

Analysis of shareholders’ funds:
Equity interests	3,903	673
Non-equity interests	896	896

	4,799	1,569

16

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

21. FINANCIAL COMMITMENTS

Leasing commitments

At 31 December 2003 there were annual commitments under non-cancellable operating leases subject to rent reviews in respect of land and buildings and equipment due to expire as follows:

	2003
	Land and buildings	Other	Total
	£000	£000	£000
Within 1 year	54	27	81
In 2-5 years	453	186	639
Beyond 5 years	54	—	54

	561	213	774

22. CONTINGENT LIABILITIES

Group and Company

The Company is liable, as a member of a Group VAT registration, to pay any amounts due to HM Customs & Excise not paid by REL Consultancy Group (UK) Ltd, the Company’s UK subsidiary. At 31 December 2003 the outstanding VAT liability was £121,000.

23. RECONCILIATION OF OPERATING PROFIT TO NET CASH OUTFLOW FROM OPERATING ACTIVITIES

2003
£000
Operating profit	1,035
Exceptional costs	(265)
Depreciation and amortisation	265
Increase in trade debtors	(1,777)
Decrease in other debtors	304
Decrease in creditors	(77)

Net cash outflow from operating activities	(515)

17

REL CONSULTANCY GROUP LTD

Notes To The Financial Statements 31 December 2003 (cont’d)

24. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

2003
£000
Decrease in cash in the year	(1,640)
Cash outflow from increase in debt and lease financing	(188)
Cash inflow from decrease in debt and lease financing	425

Changes in net funds resulting from cash flows	(1,403)
Translation differences	—

Movement in net debt in the year	(1,403)
Net funds at 1 January	413

Net debt at 31 December 2003	(990)

25. ANALYSIS OF NET DEBT

	31 December 2002	Cash flow	Other movements	31 December 2003
	£000	£000	£000	£000
Cash	5,317	(2,468)	—	2,849
Bank overdraft	(1,504)	828	—	(676)

	3,813	(1,640)	—	2,173
Debt due within one year	(300)	425	(550)	(425)
Debt due after one year	(3,100)	(188)	550	(2,738)

	413	(1,403)	—	(990)

26. SUMMARY OF THE DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA

The consolidated financial statements of REL Consultancy Group Ltd are prepared in conformity with accounting principles generally accepted in the United Kingdom (“U.K. GAAP”) and as applicable to financial years ending on 31 December 2003, which differ in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”).

There are no significant adjustments to the retained profit for the year and equity shareholders’ funds when reconciling amounts recorded in the financial statements of REL Consultancy Group Ltd to the corresponding amounts that would have otherwise been recognised under U.S. GAAP.

Presentational differences:

Balance sheet presentation

Under U.K. GAAP, assets in the balance sheet are presented in ascending order of liquidity. Under U.S. GAAP, assets are presented in descending order of liquidity.

Comprehensive loss

The comprehensive loss under U.S. GAAP is the same as total recognised gains and losses under U.K. GAAP for all periods presented.

Cash flow statements

Under U.K. GAAP, the consolidated cash flow statement is presented in accordance with FRS No. 1 (Revised) Cash Flow Statements (FRS 1). The statement prepared under FRS 1 presents substantially the same information as that required under SFAS No. 95 Statement of Cash Flows. Under U.S. GAAP, however, there are certain differences from U.K. GAAP with regard to classification of items within the cash flow statement with regard to the definition of cash. Under SFAS No. 95, cash and cash equivalents include cash and short-term investments with original maturities of three months or less. Under FRS 1, cash comprises cash in hand and at bank (on demand) and overnight deposits, net of bank overdrafts.

18

26. SUMMARY OF THE DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA (cont’d)

	Note	12 mths to 31 Dec 2003	US GAAP adj	Revised 12 mths to 31 Dec 2003
Cash flow from operating activities
Net cash outflow from operating activities	23	(515)	—	(515)

Returns on investment and servicing of finance
Interest received		3	—	3
Interest paid		(79)	—	(79)

Net cash outflow from returns on investments and servicing of finance		(76)	—	(76)

Old taxation
UK corporation tax paid		—	—	—
Overseas tax received		144	—	144

Tax received		144	—	144

Capital expenditure and financial investment
Purchase of tangible fixed assets		(484)	—	(484)
Purchase of own shares		(34)	—	(34)
Proceeds on sale of fixed assets		8	—	8
Acquisition of minority interest		(4)	—	(4)

Net cash outflow from investing activities		(514)	—	(514)

Net cash outflow before financing		(961)	—	(961)
Equity dividend paid		(456)	456	—
Financing
Capital element of finance lease		188	—	188
Dividends paid		—	(456)	(456)
Issue of share capital		14	—	14
Decrease in bank overdraft balances		—	(828)	(828)
Loans repaid		(425)	—	(425)

Net cash outflow		(223)	(1,284)	(1,507)

Net cash outflow from financing activities	24	(1,640)	(828)	(2,468)

Characterization of reimbursements received for out-of-pocket expenses

Under UK GAAP, incidental out-of-pocket expenses incurred when providing services as part of central ongoing operations that are reimbursed by the Company’s customers are recorded as reductions to operating expenses; pursuant to EITF 01-14 Income Statement Characterization of Reimbursements Received for “Out-of-Pocket” Expenses Incurred. Under U.S. GAAP reimbursements received for out-of-pocket expenses incurred should be characterized as revenue in an income statement. For the year ended 31 December 2004, the Group recorded £2.1 million of out-of-pocket reimbursements as a reduction to operating expenses.

27. CONTROL

The ultimate controlling party is Mr. C.A. Bielenberg and his Family Trusts.

19

Registered Number: 1228379

REL CONSULTANCY GROUP LTD

REPORT AND FINANCIAL STATEMENTS

31 DECEMBER 2002

REL CONSULTANCY GROUP LTD

Directors	C. A. Bielenberg	- Chairman and Chief Executive

	P. Lightfoot	- Director

	S. Payne	- Director

	A. Bielenberg	- Director

	A. Broadbent	- Non-Executive

Secretary	R. B. Munro

Company Number	1228379

Registered Office	Park Gate 21 Tothill Street London SW1H 9LL

Auditors	Citroen Wells Devonshire House 1 Devonshire Street London W1W 5DR

REL CONSULTANCY GROUP LTD

CHAIRMAN’S STATEMENT 2002

I am pleased to present our Report and Accounts for 2002. These should be read against a backdrop of severe contraction within the Consulting industry worldwide of between 15% and 20%, depending on markets. Against this, the Company performed well, showing growth 8% to revenues of £24.4m. This resulted in an operating profit of £2.3m, or 9.4% of revenues, despite some significant investments outlined below.

In the second half of 2002 it became apparent that the market pressures would continue and, in anticipation of this trend, we decided to take steps to reduce costs and to ensure that we could operate at long-term sustainable levels. The decision involved some reduction in staff numbers and other costs and we took a charge of £0.9m for this re-structuring in these accounts.

In other respects, this was an outstanding year for the Company. Our performance for our clients continued to be exemplary. Significant performance-related fees in the order of £1.8m were earned, resulting from several billion pounds of savings in cash and cost due to our implementation methods. The beneficial effect of these engagements has resulted in a number of clients being re-rated by Credit Agencies, with corresponding improvements in their stock performance and Return on Equity. The Company is satisfied that its area of focus represents a continuing and exciting market opportunity, upon which it will continue to devote its energy and research.

During the year, the Company invested heavily in the development of a suite of tools and software, which provide world-beating functionality in working capital processes operated on all ERP systems. This investment will position REL to provide enhanced service to clients and generate an additional earnings stream, capable of accelerating the Company’s growth. It is the intention to establish REL Tools as a new business within the REL Group during the course of 2003.

To further the company’s goal to provide thought-leadership and dominance of the Working Capital space, REL has also invested significantly in its Research function. This has enable us to provide additional strategic advice to our clients and has also resulted in very significant press exposure for the Company. The Financial Times, Wall Street Journal and several business journals have all carried important contributions from REL. As a consequence, there has been a very considerable increase in the level of inward enquiries, leading to a faster and more cost effective acquisition of additional clients.

Clearly, the re-structuring towards the end of 2002 involved significant sacrifice from our staff, without whom the successes outlined above could not have been achieved, and I would like to record my great appreciation for this dedication, which has always been the foundation of the cultural strength of the business.

Although the difficulties experienced in 2002 continued into the first months of 2003, resulting in lower revenues, I am happy to report that there has been a significant upturn in activity recently, which means we can look forward with optimism to the future.

C.A. Bielenberg – Chairman

14 August 2003

REL CONSULTANCY GROUP LTD

REPORT OF THE DIRECTORS

The Directors present their report and the audited financial statements for the year ended 31 December 2002.

Principal Activities

The principal activity of the Group is the provision of management consultancy services.

Business Review

The Consolidated Profit and Loss Account on page six shows the results for the year.

The Group delivered an 8% increase in turnover during 2002 to £24.4m compared to £22.6m in 2001.

Profit Before Tax at £1.3m of 5% of revenues reflected improved average daily fee rates and also cautious cost control particularly in the area of consultant recruitment where new hires were strategic in nature and restricted until absolutely necessary.

However, market conditions deteriorated in the second half of the year and steps were taken to reduce costs, which resulted in an exceptional charge of £0.9m being incurred.

On the basis of the above the Directors feel that the Group is now well positioned to further develop both the strength of the REL brand and the Group’s financial performance towards the aggressive strategic goals that have been set over the medium term.

Directors and Directors’ Interests

The Directors who held office at the end of the year, together with their beneficial interests in the share capital of the Company, are set out below:

	31.12.01		Acquired		Disposed		31.12.02
	“A”	“B”	“A”	“B”	“A”	“B”	“A”	“B”
C A Bielenberg	6,499,818	7,222,020	—	—	—	—	6,499,818	7,222,020
R B Munro	9,000	134,200	—	48,310	—	—	9,000	182,510
A Broadbent	—	—	—	—	—	—	—	—

H D Scholz resigned on 12th March 2002 and R B Munro resigned on 4th July 2003.

Alexander Bielenberg, Piers Lightfoot and Stephen Payne were appointed as directors as from 1 April 2003.

The interests of the Directors in share options in the Company are set out in the table below:

	At 1 January 2002		Granted	At 31 December 2002		Exercise Price £	Exercisable Between
Director	“A”	“B”		“A”	“B”
R.B. Munro	21,798	24,420	—	21,798	24,420	£1.10	2000 & 2004
	8,001	8,890	—	8,100	8,890	£1.38	2001 & 2005
	—	80,000			80,000	£0.25	2004 & 2011
			20,000	—	20,000	£0.65	2005 & 2012

	29,799	113,310	20,000	29,898	133,310

REL CONSULTANCY GROUP LTD

REPORT OF THE DIRECTORS

Post Balance Sheet events

No matters or circumstances have arisen since the end of the financial year which significantly affected or may significantly affect the operations of the Company and the Group, the results of those operations or the state of affairs of the Company and the Group in financial years subsequent to the financial year ended 31 December 2002.

Dividend

Dividend on the Preference “A” Shares were paid on 15 April 2002 and 15 October 2002 at a rate of £0.0375 per share and £0.0375 respectively. The RELEBT waived its rights to this dividend, but the remaining £457,230 was paid to the remaining Preference “A” shareholders. Further provisions have been made relating to the dividend payable in 2003 but accruing in the year ended 31 December 2002.

The Directors do not recommend the payment of a dividend for the year ended 31 December 2002 on the New Ordinary “B” Shares.

Fixed Assets

Changes in the Fixed Assets during the year are shown in Notes 9, 10, 11 and 12 to the accounts.

Auditors

Messrs. Citroen Wells have expressed their willingness to be re-appointed as auditors at the forthcoming Annual General Meeting.

Charitable donations

The Group made donations of a charitable nature amounting to £1,075 (2001: £3,297) during the year.

Directors’ responsibility statement in respect of the preparation of financial statements

Company law requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and Group and of the profit or loss for that period. In preparing those financial statements, the Directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

•	prepare the financial statements on a going concern basis unless it is inappropriate to presume that the Group will continue in business.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the Group and to prevent and detect fraud and other irregularities.

By order of the Board

C.A. Bielenberg - Chairman

14 August 2003

REL CONSULTANCY GROUP LTD

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF REL CONSULTANCY GROUP LTD

We have audited the financial statements of REL Consultancy Group Limited on pages 6 to 23 for the year ended 31 December 2002. These financial statements have been prepared under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company and group’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, or for the opinions we have formed.

Respective responsibilities of the directors and auditors

As described in the statement of directors’ responsibilities on page 4, the Company’s directors are responsible for the preparation of financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors’ report is not consistent with the financial statements, if the Company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the Company is not disclosed.

We read the directors’ report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the Company and the Group as at 31 December 2002 and of the Group profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

CITROEN WELLS
Chartered Accountants
Registered Auditors

Devonshire House

1 Devonshire Street

London W1W SDR

15 August 2003

REL CONSULTANCY GROUP LTD

CONSOLIDATED PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 DECEMBER 2002

	Note	2002 £000	2001 £000
Turnover	2	24,422	22,608
Operating costs		(22,136)	(19,490)

Operating profit	3	2,286	3,118
Exceptional items	6	(891)	(160)

Profit on ordinary activities before interest		1,395	2,958
Interest receivable and similar income		7	18
Interest payable and similar charges	7	(95)	(147)

Profit on ordinary activities before taxation		1,307	2,829
Tax on profit on ordinary activities	8	(714)	(1,416)

Profit on ordinary activities after taxation		593	1,413
Minority interests		—	(2)

Profit for the year		593	1,411
Dividends paid and proposed		(457)	(325)

Retained profit for the year	19	136	1,086

Group Statement of Total Recognised Gains and Losses

	2002 £000	2001 £000
Profit for the financial year	593	1,411
Exchange differences on consolidation	(184)	68

Total recognised gains and losses relating to the year	409	1,479
Prior year adjustment (see note 14)	—	(277)

Total recognised gains and losses since last financial statements	409	1,202

Continuing Operations

The results above are attributable to continuing operations only.

Historical Cost

There is no material difference between profit on the historical cost basis and that disclosed in the profit and loss account.

The notes on pages 10 to 23 form part of these financial statements.

REL CONSULTANCY GROUP LTD

CONSOLIDATED BALANCE SHEET

FOR THE YEAR ENDED 31 DECEMBER 2002

	Note	2002 £000	2001 £000
Fixed Assets
Intangible assets	9	1	65
Tangible assets	10	430	418
Investments	12	3,484	3,536

		3,915	4,019

Current assets
Debtors	13	4,095	6,709
Cash at bank and in hand		5,317	3,958

		9,412	10,667
Creditors: amounts falling due within one year	14	(5,310)	(6,385)

Net current assets		4,102	4,282

Total assets less current liabilities		8,017	8,301
Creditors: amounts falling due after more than one year	15	(3,140)	(3,400)

		4,877	4,901

Capital and reserves
Called up share capital	17	997	996
Share premium account	18	126	103
Profit and loss account	19	3,750	3,798

Shareholders’ funds	20	4,873	4,897
Minority interest		4	4

		4,877	4,901

The Financial Statements were approved by the Board of Directors on 14 August 2003 and signed on its behalf by:

C.A. Bielenberg - Director

The notes on pages 10 to 23 form part of these financial statements.

REL CONSULTANCY GROUP LTD

COMPANY BALANCE SHEET

FOR THE YEAR ENDED 31 DECEMBER 2002

	Note	2002 £000	2001 £000
Fixed Assets
Intangible assets	9	—	63
Tangible assets	10	82	63
Investment in subsidiary companies	11	1,204	1,133
Investments	12	3,484	3,536

		4,770	4,795

Current assets
Debtors	13	2,366	1,910
Cash at bank and in hand		2,543	2,658

		4,909	4,568
Creditors: amounts falling due within one year	14	(3,278)	(2,374)

Net current assets		1,631	2,194

Total assets less current liabilities		6,401	6,989
Creditors: amounts falling due after more than one year	15	(5,276)	(5,815)

		1,125	1,174

Capital and reserves
Called up share capital	17	997	996
Share premium account	18	126	103
Profit and loss account	19	2	75

Shareholders’ funds	20	1,125	1,174

The Financial Statements were approved by the Board of Directors on 14 August 2003 and signed on its behalf by:

C.A. Bielenberg-Director

The notes on pages 10 to 23 form part of these financial statements.

REL CONSULTANCY GROUP LTD

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2002

	Note	2002 £000	2001 £000
Cash flow from operating activities
Net cash inflow from operating activities	23	2,933	1,510

Returns on investment and servicing of finance
Interest received		7	18
Interest paid		(95)	(147)

Net cash outflow from returns on investments and servicing of finance		(88)	(129)

Taxation
UK corporation tax received		—	109
Overseas tax paid		(946)	(1,492)

Tax paid		(946)	(1,383)

Capital expenditure and financial investment
Purchase of intangible fixed assets		—	(72)
Purchase of tangible fixed assets		(201)	(269)
Purchase of investments		(43)	—
Proceeds on sale of fixed assets		8	—
Loan repaid by Employee Benefit Trust		—	104

Net cash outflow from investing activities		(236)	(237)

Net cash inflow/(outflow) before financing		1,663	(239)

Equity dividend paid		(361)	(229)

Financing
Issue of ordinary share capital		24	—
Capital element of finance lease rental payments		(2)	(2)
Loans repaid		(300)	(300)

		(278)	(302)

Increase/(Decrease) in cash	24	1,024	(770)

The notes on pages 10 to 23 form part of these financial statements

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

1. PRINCIPAL ACCOUNTING POLICIES

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the accounts.

(a) Basis of accounting

The accounts have been prepared under the historical cost accounting rules and in accordance with applicable accounting standards.

(b) Basis of consolidation

The group financial statements consolidate the financial statements of the company and its principal subsidiary undertakings for the year ended 31 December 2002.

As permitted by Section 230 of the Companies Act 1985, a separate profit and loss account has not been presented for the company. The consolidated profit for the year includes a loss of £73,000 (2001: profit £1,291,000) which is dealt with in the financial statements of the company.

(c) Tangible fixed assets and depreciation

Fixed assets are stated at cost. Depreciation is provided at rates calculated to write off the cost of each asset on a straightline basis over its expected useful life at the following rates:

Short leasehold property	-	over the lease term
Leased equipment	-	over the lease term
Fixtures and equipment	-	15%-33 1/3% p.a
Motor vehicles	-	25% p.a

(d) Pension costs

The group makes contributions to defined contribution schemes on behalf of employees and directors. Pension costs are charged to the profit and loss account in accordance with SSAP 24.

(e) Leasing

Assets held under finance leases are included under fixed assets at the fair value of the assets. The assets are depreciated over the shorter of the lease term and their useful lives. Obligations under such agreements are included in creditors net of finance charges allocated to future periods. The finance element of the rental payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Rentals payable under operating leases are charged to the profit and loss account on a straight line basis over the lease term.

(f) Deferred taxation

The accounting policy in respect of deferred tax has been changed to reflect the requirements of FRS19 - Deferred tax. Deferred tax is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

The above amounts to a change in accounting policy. The previous policy was to provide deferred tax only to the extent that it was probable that liabilities would crystallise in the foreseeable future.

The adoption of the standard has not required a prior period adjustment. If the new policy had been in place in the previous period no liability would have been recognised as the conditions for recognition would not have been satisfied.

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

(g) Research and development

Research expenditure is written off to the profit and loss account in the year in which it is incurred. Development expenditure relating to new areas of operation is written off in the year in which it is incurred, except where trading has not commenced at the year end. In this situation, the expenditure is deferred and amortised over four years.

(h) Foreign exchange

Transactions denominated in foreign currencies are translated into sterling and recorded at the rate of exchange which approximates to that ruling at the date of the transaction. Balances denominated in foreign currencies are translated at the exchange rates ruling at the balance sheet date. The results of overseas subsidiaries are translated at the average rates of exchange for the year. The balance sheets of overseas subsidiaries are translated at the exchange rate ruling on the balance sheet date. All exchange differences are taken to the profit and loss account with the exception of exchange differences arising from the retranslation of opening net assets together with the difference between the profit and loss account translated at the average rates and the closing rates, which are recorded as movements on reserves.

(i) Intangible assets

These are shown at cost and amortised through the profit and loss account in equal instalments over their estimated useful lives.

2. TURNOVER

Turnover represents the invoiced amount of services provided during the year net of value added tax and is geographically analysed as follows:

	2002 £000	2001 £000
United Kingdom	2,590	2,773
Europe	10,945	6,739
America	10,312	11,773
Far East	575	1,323

	24,422	22,608

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

3. OPERATING PROFIT/(LOSS)

Operating profit is stated after charging:

	2002 £000	2001 £000
Amortisation of intangible fixed assets	64	11
Depreciation of tangible fixed assets	158	127
Auditors’ remuneration:
Audit	49	30
Other services	21	10
Rentals payable under operating leases:
Land and buildings	778	648
Other	255	160

4. EMPLOYEES

	2002 Number	2001 Number
Number of employees
The average no. of employees, including directors, was:	150	132

	£000	£000
Employment costs
Wages & salaries	13,051	10,840
Termination compensation	876	240
Social security costs	1,180	978
Pension scheme contributions	334	248

	15,441	12,306

5. DIRECTORS’ REMUNERATION

	2002 £000	2001 £000
Emoluments	461	729
Pension scheme contributions	36	53

	497	782

The number of directors on behalf of whom contributions were made to money purchase pension schemes was:	2	3

Details of highest paid director:
Emoluments	262	343
Pension scheme contributions	30	30

	292	373

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

6. EXCEPTIONAL ITEMS

	2002 £000	2001 £000
Share capital reorganisation	—	160
Redundancy costs	891	—

	891	160

The exceptional items noted above have no impact on the minority interest.

7. INTEREST PAYABLE & SIMILAR CHARGES

	2002 £000	2001 £000
On bank overdrafts	34	41
Payment of loan interest on behalf of RELEBT	61	106

	95	147

8. TAXATION

The taxation charge comprises:

	2002 £000	2001 £000
Domestic current year tax
UK corporation tax at 30% (2001 : 30%)	—	—
Adjustments for prior years	47	—

	47	—
Foreign corporation tax
Foreign corporation tax charge current year	590	1,391
Adjustments for prior years	14	—

Current tax charge	604	1,391
Deferred taxation
Deferred tax charge current year	63	25

	714	1,416

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

8. TAXATION – (continued)

	2002 £000	2001 £000
Factors affecting the tax charge for the year
Profit on ordinary activities before tax	1,307	2,829

Profit on ordinary activities before tax multiplied by average rate of tax at 38.93% (2001: 38.34%)	509	1,084
Effects of:
Tax losses utilised	(366)	(43)
Non-deductible expenses	256	146
Depreciation	64	52
Capital allowances	(28)	(23)
Unutilised tax losses in subsidiaries	282	381
Other tax adjustments	(127)	(206)

	590	1,391

The rate of tax represents a weighted average of the rates paid by the Group’s UK and overseas operations.

9. INTANGIBLE FIXED ASSETS

	Rights and Licences £000	Research & Development £000	Total £000
Group
Balance of 1 January 2002	2	63	65
Amounts written off	(1)	(63)	(64)

Balance at 31 December 2002	1	—	1

Research & Development £000
Company
Additions
Amounts written off	63
Balance at 31 December 2002	(63)

—

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

10. TANGIBLE FIXED ASSETS

	Short leasehold £000	Fixtures and equipment £000	Total £000
Group
Cost
1 January 2002	277	2,164	2,441
Additions	—	201	201
Disposals	—	(31)	(31)
Exchange differences	—	(20)	(20)

31 December 2002	277	2,314	2,591

Depreciation
1 January 2002	239	1,784	2,023
Charge for year	4	154	158
Disposals	—	(22)	(22)
Exchange differences	—	2	2

31 December 2002	243	1,918	2,161

Net book value
31 December 2002	34	396	430

31 December 2001	38	380	418

	Short leasehold £000	Fixtures and equipment £000	Total £000
Company
Cost
1 January 2002	277	1,236	1,513
Additions	—	41	41

31 December 2002	277	1,277	1,554

Depreciation
1 January 2002	239	1,211	1,450
Charge for year	4	18	22

31 December 2002	243	1,229	1,472

Net book value
31 December 2002	34	48	82

31 December 2001	38	25	63

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

11. INVESTMENTS IN SUBSIDIARY UNDERTAKINGS

	Shares
	2002 £000	2001 £000
Cost	1,133	1,203
Amounts writtenback/(written off)	71	(70)

	1,204	1,133

The company has the following subsidiary undertakings engaged in the provision of management consultancy services. Except where shown, the shareholding is 100% of the subsidiary undertaking’s ordinary shares.

Subsidiary undertakings	Country of incorporation

Resource Evaluation Inc. (99.9% owned)	USA

REL de Mexico, SA de Cv (99.9% owned)	Mexico

REL Consultores Internacionais S/C Ltda (99.9% owned)	Brazil

REL Consultancy Group (UK) Limited	England and Wales

Resource Evaluation Limited	England and Wales

Resource Evaluation S.A.	France

REL Consultancy Group S.L	Spain

REL Consultancy South Africa (Proprietary) Limited	South Africa

REL Consultancy Group GmbH	Germany

REL Consultancy PTE limited	Singapore

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

12. INVESTMENTS

Total (unlisted) £’000
Own Shares
Balance as at 1 January 2002	3,536
Purchased from staff	43
Shares issued to staff	(95)

Balance as at 31 December 2002	3,484

The balance represents the remaining holding of 2,199,402 New Preference “A” shares together with 1,084,765 New Ordinary “B” shares held by the RELEBT as at 31 December 2002 following the distribution of 190,885 “B” shares to employees and the recovery of 26,460 and 37,180 of “A” shares and “B” shares respectively, on the departure of an employee shareholder during the year.

The RELEBT has waived the rights to the Preference Dividend on its holding of the “A” shares

13. DEBTORS

	Group		Company
	2002 £000	2001 £000	2002 £000	2001 £000
Amounts due within one year
Trade debtors	2,809	5,685	—	—
Amounts owed by group undertakings	—	—	1,988	1,616
Taxation recoverable	589	353	—	80
Other debtors	268	312	145	—
Prepayments and accrued income	429	336	207	179

	4,095	6,686	2,340	1,875
Amounts due after more than one year
Deferred taxation (Note 16)	—	23	26	35

	4,095	6,709	2,366	1,910

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

14. CREDITORS: amounts falling due within one year

	Group		Company
	2002 £000	2001 £000	2002 £000	2001 £000
Bank loan and overdraft	1,804	1,285	1,804	1,285
Trade creditors	718	746	165	66
Payments received on account	—	587	—	—
Amounts due to group undertakings	—	—	984	660
Obligations under finance leases and hire purchase contracts	—	2	—	—
Corporation tax	22	53	—	26
Other taxation and social security	381	543	35	24
Accruals	2,385	3,169	290	313

	5,310	6,385	3,278	2,374

The obligations under finance lease and hire purchase contracts are secured against the assets that they relate to.

The Group’s bank loan and overdraft is secured by a fixed and floating charge over all its current and future assets.

Accruals in 2001 include a provision made in the year ended 31 December 2000 for the capital distribution to staff made in the year on a valuation of 25p per share. The provision should have been based on a valuation of 50p per share and accordingly, the directors incorporated this adjustment in the financial statements by way of a prior year adjustment amounting to £277,000 for the group and £185,000 for the company in 2001.

15. CREDITORS: amounts falling due after more than one year

	Group		Company
	2002 £000	2001 £000	2002 £000	2001 £000
Bank loan	3,100	3,400	3,100	3,400
Intercompany loan	—	—	2,176	2,415

	3,100	3,400	5,276	5,815
Deferred taxation (note 16)	40	—	—	—

	3,140	3,400	5,276	5,815

The bank loan carries interest at 2% over National Westminster Bank’s base rate, and is repayable in quarterly instalments of £75,000 together with a final payment of £2.2 million in November 2005.

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

16. DEFERRED TAXATION

	2002 £000	2001 £000
Group
Balance at 1 January 2002	23	48
Charge to profit and loss account	(63)	(25)

Balance at 31 December 2002	(40)	23

	2002 £000	2001 £000
The deferred tax balance comprises:
Accelerated capital allowances	(40)	23

	(40)	23

	2002 £000	2001 £000
Company
Balance at 1 January 2002	35	60
Charge to profit and loss account	(9)	(25)

Balance at 31 December 2002	26	35

	2002 £000	2001 £000
The deferred tax balance comprises:
Accelerated capital allowances	26	35

	26	35

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

17. SHARE CAPITAL

	2002 £000	2001 £000
Authorised
10,000,000 New Preference “A” Shares of £0.10 each	1,000	1,000
15,000,000 New Ordinary “B” Shares of £0.01 each	150	150
100,000,000 New Ordinary “C” Shares of £0.01 each	1,000	1,000

	2,150	2,150

Allotted and fully paid
8,959,950 New Preference “A” Shares of £0.10 each	896	896
10,063,360 New Ordinary “B” Shares of £0.01 each	101	100

	997	996

The preference ‘A’ shares of 10p each entitle the holder to receive, out of distributable profits, a fixed cumulative preference dividend at the rate of 6.75p each year and the right to a return of £1.33 per share on winding up. In addition, each preference ‘A’ share will be entitled to a very small participation in the distributable reserves if these exceed £100m.

The preference ‘A’ shares will be convertible into ‘B’ shares on 31 December in any year between 31 December 2002 and 2010 at the rate of 1 ordinary ‘B’ share for every existing ordinary ‘A’ shares held.

The preference ‘A’ shares and the ordinary ‘B’ shares are each entitled to one vote per share. The ordinary ‘C’ shares carry no voting rights.

During the year, 107,860 New Ordinary “B” shares of £0.01 each were allotted and fully paid at £0.22 each for cash consideration.

18. SHARE PREMIUM ACCOUNT

	2002 £000	2001 £000
Group and Company
At 1 January 2002	103	103
Premium on shares allotted	23	—

At 31 December 2002	126	103

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

19. PROFIT AND LOSS ACCOUNT

	Group 2002 £000	Company 2002 £000
Retained profit brought forward	3,798	75
Exchange translation movements	(184)	—
Profit/(loss) for the year	136	(73)

Retained profit carried forward	3,750	2

20. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	Group		Company
	2002 £000	2001 £000	2002 £000	2001 £000
Profit for the financial year	593	1,411	359	1,616
Dividends	(457)	(325)	(457)	(325)

Net increase/(decrease) in shareholders’ funds	136	1,086	(98)	1,291
Currency translation differences arising on consolidation	(184)	68	—	—
New shares issued (including premium)	24	—	24	—

Net addition/(depletion) to shareholders’ funds	(24)	1,154	(74)	1,291
Opening shareholders’ funds	4,897	3,743	1,174	(117)

Closing shareholders’ funds	4,873	4,897	1,100	1,174

Analysis of shareholders’ funds:
Equity interests	3,977	4,001	204	278
Non-equity interests	896	896	896	896

	4,873	4,897	1,100	1,174

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

21. FINANCIAL COMMITMENTS

Leasing commitments

At 31 December 2002 there were annual commitments under non-cancellable operating leases subject to rent reviews in respect of land and buildings and equipment due to expire as follows:

	2002		2001
	Land and buildings	Other	Land and buildings	Other
	£000	£000	£000	£000
Within 1 year	71	201	295	38
In 2-5 years	107	50	762	186
Beyond 5 years	555	3	511	27

	733	254	1,568	251

22. CONTINGENT LIABILITIES

Group and Company

The Company is liable, as a member of a Group VAT registration, to pay any amounts due to HM Customs & Excise not paid by REL Consultancy Group (UK) Ltd, the Company’s UK subsidiary.

23. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2002 £000	2001 £000
Operating profit	2,286	3,118
Exceptional costs	(891)	(160)
Depreciation and amortisation	222	138
Decrease/(increase) in trade debtors	2,783	(1,838)
Decrease/(increase) in other debtors	44	(192)
(Decrease)/Increase in creditors	(1,511)	444

Net cash inflow from operating activities	2,933	1,510

REL CONSULTANCY GROUP LTD

NOTES TO THE FINANCIAL STATEMENTS

31 DECEMBER 2002

24. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

	2002 £000	2001 £000
Increase/(Decrease) in cash in the year	1,024	(770)
Cash inflow from increase in debt and lease financing	—	(2)
Cash outflow from decrease in debt and lease financing	300	300

Changes in net funds resulting from cash flows	1,324	(472)
Translation differences	(184)	(68)

Movement in net funds/(debt) in the year	1,140	(540)
Net Funds at 1 January 2002	(727)	(187)

Net Funds/(debt) at 31 December 2002	413	(727)

25. ANALYSIS OF NET DEBT

	2001 £000	Cash flow £000	Other movements £000	2002 £000
Cash	3,958	1,543	(184)	5,317
Bank overdraft	(985)	(519)	—	(1,504)

	2,973	1,024	(184)	3,813
Debt due within one year	(300)	—	—	(300)
Debt due after one year	(3,400)	300	—	(3,100)

	(727)	1,324	(184)	413

26. CONTROL

The ultimate controlling party is Mr. C.A. Bielenberg and Family Trusts.

Exhibit Index

Exhibit Number	Description
23.1	Consent of Grant Thornton UK LLP

23.2	Consent of Citroen Wells